UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 0R 15 (D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) March 19, 2009

Organa Technologies Group, Inc.
(Exact name of registrant as specified in its charter)

Delaware
(State or Other Jurisdiction of Incorporation)

333-128191	02-0545879
(Commission File Number)	(IRS Employer Identification No.)

2910 Bush Drive, Melbourne, FL	32935
(Address of Principal Executive Offices)	(Zip Code)

(321) 421-6652
Registrant’s telephone number, including area code

(Former name or Former Address, If Changed since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR240.13e-4(c))

 SECTION 4. MATTERS RELATED TO ACCOUNTANTS AND FINANCIAL STATEMENTS

ITEM 4.01. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

On January 6, 2009, the Company terminated its relationship with Liebman, Goldberg & Drogin, LLP. A new audit firm has not been determined at this time.

ITEM 4.02. NON-RELIANCE ON PREVIOUSLY ISSUED FINANCIAL STATEMENTS OR A RELATED AUDIT REPORT OR COMPLETED INTERIM REVIEW.

On January 6, 2009, the Company was notified by Liebman Goldberg & Drogin, LLP, its independent accountants, that an audit report issued by a representative of the firm, under the firm’s name, was not authorized by the firm, and therefore withdraws their report for the period ending December 31, 2007.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

(a)     Financial Statements
     Not applicable.

(b)          Pro Forma Financial Information

          Not applicable.

(c)          Exhibits:

          Not applicable.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ORGANA TECHNOLOGIES GROUP, INC

Date: March 19, 2009	By:	/s/ J. Jason Dieterle
Name J. Jason Dieterle
Title Chief Executive Officer